UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                             SECURITIES ACT OF 1934


      Date of Report (Date of earliest event reported) April 18, 2008
      -------------------------------------------------------------------

                          AMCON DISTRIBUTING COMPANY
                          --------------------------
           (Exact name of registrant as specified in its charter)


   DELAWARE                         1-15589                    47-0702918
------------------------------------------------------------------------------
(State or other                   (Commission                (IRS Employer
jurisdiction of                   File Number)             Identification No.)
incorporation)


                       7405 Irvington Road, Omaha, NE 68122
                       ------------------------------------
                (Address of principal executive offices) (Zip Code)


                                (402) 331-3727
                                --------------
             (Registrant's telephone number, including area code)


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     Written communications pursuant to Rule 425 under the Securities Act (17 ---- CFR 230.425)

      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR ---- 240.14a-12)

     Pre-commencement communications pursuant to Rule 14d-2(b) under the ---- Exchange Act (17 CFR 240.14d-2(b))

     Pre-commencement communications pursuant to Rule 13e-4(c) under the ---- Exchange Act (17 CFO 240.13e-4(c))



Item 2.02      Results of Operations and Financial Condition.

On April 18, 2008, AMCON Distributing Company ("AMCON or "Company") issued a press release announcing its financial results for the second fiscal quarter ended March 31, 2008. A copy of the press release is attached to this report as an exhibit and is incorporated herein by reference.

The information in this report (including the exhibit) shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information set forth in this report (including the exhibit) shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS

         EXHIBIT NO.       DESCRIPTION

         99.1 Press release, dated April 18, 2008, issued by AMCON Distributing Company announcing financial results for the second fiscal quarter ended March 31, 2008

                                   SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                AMCON DISTRIBUTING COMPANY
                                     (Registrant)


Date: April 18, 2008            By:      Andrew C. Plummer
                                         -------------------------
                                Name:    Andrew C. Plummer
                                Title:   Vice President &
                                           Chief Financial Officer










                             Exhibit 99.1


AMCON DISTRIBUTING COMPANY REPORTS FULLY DILUTED EARNINGS PER SHARE OF $1.37 FOR THE QUARTER ENDED MARCH 31, 2008


                              NEWS RELEASE

Chicago, IL, April 18, 2008 - AMCON Distributing Company ("AMCON") (AMEX:DIT), an Omaha, Nebraska based consumer products company is pleased to announce that it has reported fully diluted earnings per share of $1.37 for its second fiscal quarter ended March 31, 2008.

"We are very pleased with the performance of all our business segments" said Christopher Atayan, AMCON's Chairman and Chief Executive Officer. "We are continuing to take a conservative posture given the weak economic environment and high fuel prices that are prevailing. Our Customer First philosophy is clearly driving our performance. We are focused on the fundamentals every day and believe this directly contributes to value creation for our shareholders."

AMCON reported revenues of approximately $179.9 million in its Wholesale Distribution business and operating income before depreciation and amortization of approximately $2.6 million in the second fiscal quarter of 2008. AMCON's Retail Health Food business reported revenues of $10.5 million and operating income before depreciation and amortization of approximately $1.5 million.

Kathleen Evans, President of AMCON's Wholesale Distribution business, commented "We continue to aggressively pursue opportunities to add value to our customers in the convenience store industry. Our recent annual trade show was well received. In particular we saw significant customer enthusiasm for food service related products. We continue to be awarded new business from growth-oriented customers that are leaders in the market place."

Eric Hinkefent, President of AMCON's Retail Health Food business, said "Our customer service orientation has served us well in this tough economic environment. It clearly differentiates us from the competition. We will continue to make the investments necessary to be the quality leader in the coming months."

"Income from continuing operations before income taxes for the second fiscal quarter of 2008 was $2.0 million as compared to $0.5 million in the same period for the prior year. Product sales mix increased gross profit during the period. The litigation matters that were resolved in the prior fiscal year have reduced our professional and legal costs during the period with higher fuel costs partially offsetting that decrease. Additionally, our interest expense decreased during the period because of lower borrowings and interest rates," said Andrew Plummer AMCON's Chief Financial Officer. Plummer added "We continue to maintain a high degree of liquidity and have been able to channel that effectively into creating opportunities for our customers."





AMCON is a leading wholesale distributor of consumer products, including beverages, candy, tobacco, groceries, food service, frozen and chilled foods, and health and beauty care products with distribution centers in Illinois, Missouri, Nebraska, North Dakota and South Dakota. Chamberlin's Natural Foods, Inc. and Health Food Associates, Inc., both wholly-owned subsidiaries of The Healthy Edge, Inc., operate health and natural product retail stores in central Florida (6), Kansas, Missouri, Nebraska and Oklahoma (4). The retail stores operate under the names Chamberlin's Market & Cafe and Akins Natural Foods Market.

This news release contains forward-looking statements that are subject to risks and uncertainties and which reflect management's current beliefs and estimates of future economic circumstances, industry conditions, Company performance and financial results. A number of factors could affect the future results of the Company and could cause those results to differ materially from those expressed in the Company's forward-looking statements including, without limitation, availability of sufficient cash resources to conduct its business and meet its capital expenditures needs. Moreover, past financial performance should not be considered a reliable indicator of future performance. Accordingly, the Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 with respect to all such forward-looking statements.

Visit AMCON Distributing Company's web site at: www.amcon.com

For Further Information Contact:
Christopher H. Atayan
AMCON Distributing Company
Ph 312-327-1770
Fax: 312-527-3964














                               AMCON Distributing Company and Subsidiaries
                                  Condensed Consolidated Balance Sheets
                                  March 31, 2008 and September 30, 2007
----------------------------------------------------------------------------------------------------
                                                                       March 2008         September
                                                                      (Unaudited)           2007
                                                                     ------------       ------------
ASSETS
Current assets:
  Cash                                                               $    503,006       $    717,554
  Accounts receivable, less allowance for doubtful
    accounts of $0.5 million and $0.3 million, respectively            21,741,714         27,848,938
  Inventories, net                                                     33,119,315         29,738,727
  Deferred income taxes                                                 1,478,222          1,446,389
  Current assets of discontinued operations                                 8,639             18,897
  Prepaid and other current assets                                      4,269,603          5,935,208
                                                                     ------------       ------------
     Total current assets                                              61,120,499         65,705,713

Property and equipment, net                                            11,302,945         11,190,768
Goodwill                                                                5,848,808          5,848,808
Other intangible assets, net                                            3,380,204          3,400,070
Deferred income taxes                                                   1,489,579          2,768,043
Non-current assets of discontinued operations                           2,057,033          2,057,033
Other assets                                                            1,460,690          1,093,150
                                                                     ------------       ------------
                                                                     $ 86,659,758       $ 92,063,585
                                                                     ============       ============
LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
  Accounts payable                                                   $ 13,682,453       $ 15,253,562
  Accrued expenses                                                      4,951,361          5,293,923
  Accrued wages, salaries and bonuses                                   1,913,187          2,202,594
  Income taxes payable                                                    235,683            367,773
  Current liabilities of discontinued operations                        4,090,624          4,035,863
  Current maturities of credit facility                                 3,046,000          3,046,000
  Current maturities of long-term debt                                    713,059            568,024
                                                                     ------------       ------------
     Total current liabilities                                         28,632,367         30,767,739

Credit facility, less current maturities                               30,483,506         35,808,180
Long-term debt, less current maturities                                 6,981,633          7,123,453
Noncurrent liabilities of discontinued operations                       6,542,310          6,542,310

Series A cumulative, convertible preferred stock, $.01 par value
   100,000 shares authorized and issued, liquidation preference
   $25.00 per share                                                     2,438,355          2,438,355
Series B cumulative, convertible preferred stock, $.01 par value
   80,000 shares authorized and issued, liquidation preference
   $25.00 per share                                                     1,857,645          1,857,645
Series C cumulative, convertible preferred stock, $.01 par value
   80,000 shares authorized and issued, liquidation preference
   $25.00 per share                                                     1,982,372          1,982,372

Commitments and contingencies

Shareholders' equity:
  Preferred stock, $0.01 par, 1,000,000 shares authorized,
    260,000 shares outstanding and issued in Series A, B and C
    referred to above                                                           -                  -
  Common stock, $.01 par value, 3,000,000 shares authorized,
    568,564 shares outstanding at March 2008 and 529,436
    shares outstanding at September 2007                                    5,686              5,295
  Additional paid-in capital                                            6,684,826          6,396,131
  Retained earnings (deficit)                                           1,051,058           (857,895)
                                                                     ------------       ------------
     Total shareholders' equity                                         7,741,570          5,543,531
                                                                     ------------       ------------
                                                                     $ 86,659,758       $ 92,063,585
                                                                     ============       ============





                                     AMCON Distributing Company and Subsidiaries
                              Condensed Consolidated Unaudited Statements of Operations
                             for the three and six months ended March 31, 2008 and 2007
---------------------------------------------------------------------------------------------------------
                                                   For the three months           For the six months
                                                       ended March                   ended March
                                            -----------------------------   -----------------------------
                                                 2008            2007            2008            2007
                                                            As Restated/1/                  As Restated/1/
                                            -------------   -------------   -------------   -------------
Sales (including excise taxes of $46.3
 million and $48.4 million, and $97.9
 million and $98.0 million, respectively)   $ 190,411,670   $ 201,176,501   $ 401,074,907   $ 410,542,650
Cost of sales                                 174,669,957     185,928,473     370,137,346     380,200,349
                                            -------------   -------------   -------------   -------------
Gross profit                                   15,741,713      15,248,028      30,937,561      30,342,301
                                            -------------   -------------   -------------   -------------
Selling, general and administrative expenses   12,696,507      13,045,926      24,907,082      25,451,009
Depreciation and amortization                     339,809         456,204         702,283         914,047
                                            -------------   -------------   -------------   -------------
                                               13,036,316      13,502,130      25,609,365      26,365,056
                                            -------------   -------------   -------------   -------------
Operating income                                2,705,397       1,745,898       5,328,196       3,977,245
                                            -------------   -------------   -------------   -------------
Other expense (income):
 Interest expense                                 749,558       1,237,976       1,719,360       2,506,638
 Other (income), net                              (39,265)        (32,225)        (72,476)        (63,307)
                                            -------------   -------------   -------------   -------------
                                                  710,293       1,205,751       1,646,884       2,443,331
                                            -------------   -------------   -------------   -------------
Income from continuing operations
 before income tax expense                      1,995,104         540,147       3,681,312       1,533,914
Income tax expense                                728,000         208,000       1,369,000         591,000
                                            -------------   -------------   -------------   -------------
Income from continuing operations               1,267,104         332,147       2,312,312         942,914

Discontinued operations
 (Loss) gain on disposal of discontinued
  operations, net of income tax (benefit)
  expense of ($0.04) million and $0.6
  million, respectively                                 -         (66,498)              -         829,090

 Loss from discontinued operations,
  net of income tax (benefit) of ($0.1)
  million and ($0.1) million, and ($0.1)
  million and ($0.2) million, respectively        (97,445)       (124,283)       (193,440)       (382,330)
                                            -------------   -------------   -------------   -------------
(Loss) income on discontinued operations          (97,445)       (190,781)       (193,440)        446,760
                                            -------------   -------------   -------------   -------------
Net income                                      1,169,659         141,366       2,118,872       1,389,674
Preferred stock dividend requirements            (104,386)       (103,239)       (209,919)       (208,772)
                                            -------------   -------------   -------------   -------------
Net income available to common shareholders $   1,065,273   $      38,127   $   1,908,953   $   1,180,902
                                            =============   =============   =============   =============
  Basic earnings (loss) per share
   available to common shareholders:
    Continuing operations                   $        2.16   $        0.43   $        3.92   $        1.39
    Discontinued operations                         (0.18)          (0.36)          (0.36)           0.85
                                            -------------   -------------   -------------   -------------
  Net basic earnings per share
   available to common shareholders         $        1.98   $        0.07   $        3.56   $        2.24
                                            =============   =============   =============   =============
  Diluted earnings (loss) per share
   available to common shareholders:
    Continuing operations                   $        1.48   $        0.37   $        2.72   $        1.10
    Discontinued operations                         (0.11)          (0.27)          (0.23)           0.52
                                            -------------   -------------   -------------   -------------
  Net diluted earnings per share
   available to common shareholders         $        1.37   $        0.10   $        2.49   $        1.62
                                            =============   =============   =============   =============
Weighted average shares outstanding:
  Basic                                           537,064         527,062         535,473         527,062
  Diluted                                         851,370         694,431         850,314         856,590


                                  AMCON Distributing Company and Subsidiaries
                           Condensed Consolidated Unaudited Statements of Cash Flows
                               for the six months ended March 31, 2008 and 2007
---------------------------------------------------------------------------------------------------
                                                                           2008            2007
                                                                                       As restated/1/
                                                                       ------------    ------------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income                                                           $  2,118,872    $  1,389,674
  Deduct: (Loss) income from discontinued operations, net of tax           (193,440)        446,760
                                                                       ------------    ------------
  Income from continuing operations                                       2,312,312         942,914

  Adjustments to reconcile net income from
   continuing operations to net cash flows
    from operating activities:
     Depreciation                                                           682,417         894,180
     Amortization                                                            19,866          19,867
     (Gain) on sale of property and equipment                               (17,635)         (8,129)
     Stock based compensation                                               169,449           6,000
     Deferred income taxes                                                1,246,631         907,289
     Provision (benefit) for losses on doubtful accounts                    182,909         (50,195)
     Provision for losses on inventory obsolescence                          13,993          11,650

  Changes in assets and liabilities:
     Accounts receivable                                                  5,924,315       1,286,473
     Inventories                                                         (3,394,581)      1,478,717
     Prepaid and other current assets                                     1,665,605           3,730
     Other assets                                                          (367,540)        (34,474)
     Accounts payable                                                    (1,571,109)     (2,950,309)
     Accrued expenses and accrued wages, salaries and bonuses              (631,969)        (71,599)
     Income tax payable                                                    (132,090)        (19,582)
                                                                       ------------    ------------
Net cash flows from operating activities - continuing operations          6,102,573       2,416,532
Net cash flows from operating activities - discontinued operations         (128,421)     (1,962,255)
                                                                       ------------    ------------
Net cash flows from operating activities                                  5,974,152         454,277

CASH FLOWS FROM INVESTING ACTIVITIES:
     Purchases of property and equipment                                   (543,156)       (211,340)
     Proceeds from sales of property and equipment                           43,821          17,675
                                                                       ------------    ------------
Net cash flows from investing activities - continuing operations           (499,335)       (193,665)
Net cash flows from investing activities - discontinued operations                -       3,965,394
                                                                       ------------    ------------
Net cash flows from investing activities                                   (499,335)      3,771,729

CASH FLOWS FROM FINANCING ACTIVITIES:
     Net payments on bank credit agreements                              (5,324,674)     (2,858,077)
     Dividends paid on preferred stock                                     (209,919)       (208,772)
     Proceeds from exercise of stock options                                119,637               -
     Principal payments on long-term debt                                  (274,409)       (288,570)
                                                                       ------------    ------------
Net cash flows from financing activities - continuing operations         (5,689,365)     (3,355,419)
Net cash flows from financing activities - discontinued operations                -        (789,874)
                                                                       ------------    ------------
Net cash flows from financing activities                                 (5,689,365)     (4,145,293)
                                                                       ------------    ------------
Net change in cash                                                         (214,548)         80,713

Cash, beginning of period                                                   717,554         481,138
                                                                       ------------    ------------
Cash, end of period                                                    $    503,006    $    561,851
                                                                       ============    ============

Supplemental disclosure of cash flow information:
 Cash paid during the period for interest                              $  1,832,447    $  2,530,779
 Cash paid during the period for income taxes                               136,458          99,050

Supplemental disclosure of non-cash information:
  Buyer's assumption of HNWC lease in connection with
  the sale of HNWC's assets - discontinued operations                             -        (225,502)
  Acquisition of equipment through capital leases                           277,624               -



/1/ As previously disclosed in the Company's Fiscal 2007 Annual Report on Form 10-K, during the fourth quarter of fiscal 2007, the Company changed its inventory valuation method from the Last-In First-Out (LIFO) method to the First-In First-Out (FIFO) method.  As required by U.S. generally accepted accounting principles, this change in accounting principle was reflected in the Company's financials statements through the retroactive application of the FIFO method and the restatement of prior fiscal periods, including the three and six month fiscal periods ended March 31, 2007.
